**[FORM OF]**
**SECURITY AGREEMENT**

1. THE SECURITY. bioMETRX Technologies, Inc., a Delaware corporation (the "Pledgor"), hereby assigns and grants to the Holders listed on the signature pages hereto (collectively, the "Holders") a security interest in all assets and property of Pledgor, now owned or hereafter acquired while this Agreement is in effect, including the following described property now owned or hereafter acquired by the Pledgor ("Collateral"):

(a) All accounts, contract rights, chattel paper, instruments, deposit accounts, letter of credit rights, payment intangibles and general intangibles, including all amounts due to the Pledgor from a factor; and all returned or repossessed goods which, on sale or lease, resulted in an account or chattel paper.

(b) All inventory, including all materials, work in process and finished goods.

(c) All machinery, furniture, fixtures and other equipment of every type now owned or hereafter acquired by the Pledgor.

(d) All instruments, notes, chattel paper, documents, certificates of deposit, securities and investment property of every type. The Collateral shall include all liens, security agreements, leases and other contracts securing or otherwise relating to the foregoing.

(e) All general intangibles, including, but not limited to, all Intellectual Property Rights. The Collateral shall include all good will connected with or symbolized by any of such general intangibles; all contract rights, documents, applications, licenses, materials and other matters related to such general intangibles; all tangible property embodying or incorporating any such general intangibles; and all chattel paper and instruments relating to such general intangibles.

(f) All negotiable and nonnegotiable documents of title covering any Collateral.

(g) All accessions, attachments and other additions to the Collateral, and all tools, parts and equipment used in connection with the Collateral.

(h) All substitutes or replacements for any Collateral, all cash or non-cash proceeds, product, rents and profits of any Collateral, all income, benefits and property receivable on account of the Collateral, all rights under warranties, indemnities and insurance contracts, letters of credit, guaranties or

other supporting obligations covering the Collateral, and any causes of action relating to the Collateral.

(i) All books and records pertaining to any Collateral, including but not limited to any computer-readable memory and any computer hardware or software necessary to process such memory ("Books and Records").

2. THE INDEBTEDNESS. The Collateral secures and will secure all Indebtedness of bioMETRX, Inc., a Delaware corporation (the "Company") to the Holders. "Indebtedness" means all debts, obligations or liabilities now or hereafter existing, absolute or contingent of the Company to the Holders, whether voluntary or involuntary, whether to the Holders jointly or separately, whether due or not due, or whether incurred directly or indirectly or acquired by the Holders by assignment or otherwise, including those arising under the Secured Note, dated the date hereof (the "Note"), from the Company to the Holders in the principal amount of $1,500,000 and the Warrants.

3. PLEDGOR'S COVENANTS. The Pledgor represents, covenants and warrants that unless compliance is waived by the Holders in writing:

(a) The Pledgor will properly preserve the Collateral; defend the Collateral against any adverse claims and demands; and keep accurate Books and Records.

(b) The Pledgor's chief executive office is located in the state specified on the signature page hereof. In addition, the Pledgor is incorporated in or organized under the laws of the state specified on such signature page. The Pledgor shall give the Holders at least thirty (30) days notice before changing its chief executive office or state of incorporation or organization. The Pledgor will notify the Holders in writing prior to any change in the location of any Collateral, including the Books and Records.

(c) The Pledgor will notify the Holders in writing at least five days prior to any change in the Pledgor's name, identity or business structure.

(d) Unless otherwise agreed, the Pledgor has not granted and will not grant any security interest in any of the Collateral except to the Holders, and will keep the Collateral free of all liens, claims, security interests and encumbrances of any kind or nature except the security interest of the Holders.

(e) The Pledgor will promptly notify the Holders in writing of any event which materially and adversely affects the value of the Collateral, the ability of the Pledgor or the Holders to dispose of the Collateral, or the rights and remedies of the Holders in relation thereto, including, but not limited to, the levy of any legal process against any Collateral and the adoption of any marketing

order, arrangement or procedure affecting the Collateral, whether governmental or otherwise.

(f) The Pledgor shall pay all costs reasonably necessary to preserve, defend, enforce and collect the Collateral, including but not limited to taxes, assessments, insurance premiums, repairs, rent, storage costs and expenses of sales, and any costs to perfect the Holders' security interest (collectively, the "Collateral Costs"). Without waiving the Pledgor's default for failure to make any such payment, the Holders at their option, upon notice to Pledgor, may pay any such Collateral Costs, and discharge encumbrances on the Collateral, and such Collateral Costs payments shall be a part of the Indebtedness and bear interest at the rate set out in the Indebtedness. The Pledgor agrees to reimburse the Holders on demand for any Collateral Costs so incurred.

(g) Until the Holders exercise their rights to make collection, the Pledgor will diligently collect all Collateral.

(h) If any Collateral is or becomes the subject of any registration certificate, certificate of deposit or negotiable document of title, including any warehouse receipt or bill of lading, the Pledgor shall immediately deliver such document to the agent for the Holders designated below, together with any necessary endorsements.

(i) Until the Indebtedness is paid in full, the Pledgor will not sell, lease, agree to sell or lease, or otherwise dispose of any Collateral except with the prior written consent of the Holders; provided, however, that the Pledgor may sell inventory in the ordinary course of business.

(j) The Pledgor will maintain and keep in force insurance covering the Collateral against fire and extended coverages, to the extent that any Collateral is of a type which can be so insured. Such insurance shall require losses to be paid on a replacement cost basis, be issued by insurance companies acceptable to the Holders and include a loss payable endorsement in favor of the Holders in a form acceptable to the Holders. Upon the request of the Holders, the Pledgor will deliver to the Holders a copy of each insurance policy, or, if permitted by the Holders, a certificate of insurance listing all insurance in force.

(k) The Pledgor will not attach any Collateral to any real property or fixture in a manner which might cause such Collateral to become a part thereof unless the Pledgor first obtains the written consent of any owner, holder of any lien on the real property or fixture, or other person having an interest in such property to the removal by the Holders of the Collateral from such real property or fixture. Such written consent shall be in form and substance acceptable to the Holders and shall provide that the Holders have no liability to such owner, holder of any lien, or any other person.

(l) Exhibit A to this Agreement is a complete list of all Intellectual Property Rights of Pledgor throughout the world. To the extent required by the Holders in their discretion, the Pledgor will promptly notify the Holders of any acquisition (by adoption and use, purchase, license or otherwise) of any Intellectual Property Rights, throughout the world, from any third party which are granted or filed or acquired after the date hereof or which are not listed on the Exhibit (it being understood that the Pledgor has no obligation to notify the Holders of any license by it of any of its Intellectual Property Rights to any third party). The Pledgor authorizes the Holders, without notice to the Pledgor, to modify this Agreement by amending the Exhibit to include any such Collateral.

(m) The Pledgor will, at its expense, diligently prosecute all patent, trademark or service mark or copyright applications pending on or after the date hereof, will maintain in effect all Intellectual Property Rights, except for such rights that are being sold, donated or abandoned by the Pledgor pursuant to the terms of its intellectual property management program. The Pledgor also will promptly make application on any patentable inventions, registerable but unregistered trademarks and service marks, and copyrightable but uncopyrighted works which are necessary for Pledgor's business. The Pledgor will at its expense protect and defend all rights in the Collateral against any material claims and demands of all persons other than the Holders and will, at its expense, enforce all rights in the Collateral against any and all infringers of the Collateral where such infringement would materially impair the value or use of the Collateral to the Pledgor or the Holders. The Pledgor will not license or transfer any of the Collateral, except for such licenses as are customary in the ordinary course of the Pledgor's business, or except with the Holders' prior written consent.

4. ADDITIONAL OPTIONAL REQUIREMENTS. The Pledgor agrees that the Holders may at their option at any time, upon reasonable prior notice to Pledgor, whether or not the Pledgor is in default:

(a) Require the Pledgor to deliver to the Holders (i) copies of or extracts from the Books and Records, and (ii) information on any contracts or other matters materially affecting the Collateral.

(b) Examine, during normal business hours, the Collateral, including the Books and Records, and make copies of or extracts from the Books and Records, and for such purposes enter at any reasonable time upon the property where any Collateral or any Books and Records are located.

(c) Require the Pledgor to deliver to the agent for the Holders specified below any instruments, chattel paper or letters of credit which are part of the Collateral, and to assign to the Holders the proceeds of any such letters of credit.

(d) Notify any account debtors, any buyers of the Collateral, or any other persons of the Holders' interest in the Collateral.

5. DEFAULTS. Any one or more of the following shall be a default hereunder:

(a) Any Event of Default occurs under the Note.

(b) The Holders fail to have an enforceable security interest in the Collateral.

6. HOLDERS'S REMEDIES AFTER DEFAULT. In the event of any default, the Holders may do any one or more of the following:

(a) Declare any Indebtedness immediately due and payable, without notice or demand.

(b) Enforce the security interest given hereunder pursuant to the Uniform Commercial Code and any other applicable law.

(c) Require the Pledgor to obtain the Holders' prior written consent to any sale, lease, agreement to sell or lease, or other disposition of any Collateral consisting of inventory.

(d) Require the Pledgor to segregate all collections and proceeds of the Collateral so that they are capable of identification and deliver daily such collections and proceeds to the Holders in kind.

(e) Require the Pledgor, to the extent not previously required, to direct all account debtors to forward all payments and proceeds of the Collateral to a post office box or account under the Holders' exclusive control.

(f) Require the Pledgor to assemble the Collateral, including the Books and Records, and make them available to the Holders at a place designated by the Holders.

(g) Enter upon the property where any Collateral, including any Books and Records, are located and take possession of such Collateral and such Books and Records, and use such property (including any buildings and facilities) and any of the Pledgor's equipment, if the Holders deem such use necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral.

(h) Demand and collect any payments on and proceeds of the Collateral.

(i) Grant extensions and compromise or settle claims with respect to the Collateral for less than face value, all without prior notice to the Pledgor.

(j) Use or transfer any of the Pledgor's rights and interests in any Intellectual Property Rights now owned or hereafter acquired by the Pledgor, if the Holders deem such use or transfer necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral. The Pledgor agrees that any such use or transfer shall be without any additional consideration to the Pledgor.

(k) Have a receiver appointed by any court of competent jurisdiction to take possession of the Collateral. The Pledgor hereby consents to the appointment of such a receiver and agrees not to oppose any such appointment.

(l) Take such measures as the Holders may deem necessary or advisable to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, and the Pledgor hereby irrevocably constitutes and appoints the Holders as the Pledgor's attorney-in-fact to perform all acts and execute all documents in connection therewith.

(m) Exercise any other remedies available to the Holders at law or in equity.

7. ENVIRONMENTAL MATTERS.

(a) The Pledgor represents and warrants: (i) it is not in violation of any health, safety, or environmental law or regulation regarding hazardous substances and (ii) it is not the subject of any claim, proceeding, notice, or other communication regarding hazardous substances. "Hazardous substances" means any substance, material or waste that is or becomes designated or regulated as "toxic," "hazardous," "pollutant," or "contaminant" or a similar designation or regulation under any current or future federal, state or local law (whether under common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including without limitation petroleum or natural gas.

(b) The Pledgor shall deliver to the Holders, promptly upon receipt, copies of all notices, orders, or other communications regarding (i) any enforcement action by any governmental authority relating to health, safety, the environment, or any hazardous substances with regard to the Pledgor's property, activities, or operations, or (ii) any claim against the Pledgor regarding hazardous substances.

(c) The Holders and their respective agents and representatives will have the right at any reasonable time, after giving reasonable notice to the

Pledgor, to enter and visit any locations where the Collateral is located for the purposes of observing the Collateral, taking and removing environmental samples, and conducting tests. The Pledgor shall reimburse the Holders on demand for the costs of any such environmental investigation and testing. The Holders will make reasonable efforts during any site visit, observation or testing conducted pursuant to this paragraph to avoid interfering with the Pledgor's use of the Collateral. The Holders are under no duty to observe the Collateral or to conduct tests, and any such acts by the Holders will be solely for the purposes of protecting the Holders' security and preserving the Holders' rights under this Agreement. No site visit, observation or testing or any report or findings made as a result thereof ("Environmental Report") will (i) result in a waiver of any default of the Pledgor; (ii) impose any liability on the Holders; or (iii) be a representation or warranty of any kind regarding the Collateral (including its condition or value or compliance with any laws) or the Environmental Report (including its accuracy or completeness). In the event the Holders have a duty or obligation under applicable laws, regulations or other requirements to disclose an Environmental Report to the Pledgor or any other party, the Pledgor authorizes the Holders to make such a disclosure. The Holders may also disclose an Environmental Report to any regulatory authority, and to any other parties as necessary or appropriate in the Holders' judgment. The Pledgor further understands and agrees that any Environmental Report or other information regarding a site visit, observation or testing that is disclosed to the Pledgor by the Holders or their respective agents and representatives is to be evaluated (including any reporting or other disclosure obligations of the Pledgor) by the Pledgor without advice or assistance from the Holders.

(d) The Pledgor will indemnify and hold harmless the Holders from any loss or liability either Holder incurs in connection with or as a result of this Agreement, which directly or indirectly arises out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance. This indemnity will apply whether the hazardous substance is on, under or about the Pledgor's property or operations or property leased to the Pledgor. The indemnity includes but is not limited to attorneys' fees (including the reasonable estimate of the allocated cost of in-house counsel and staff). The indemnity extends to the Holders, their respective affiliates and all of their respective directors, officers, employees, agents, successors, attorneys and assigns.

8. MISCELLANEOUS.

(a) Any waiver, express or implied, of any provision hereunder and any delay or failure by the Holders to enforce any provision shall not preclude the Holders from enforcing any such provision thereafter.

(b) The Pledgor shall, at the request of the Holders, execute such other agreements, documents, instruments, or financing statements in connection with this Agreement as the Holders may reasonably deem necessary.

(c) This Agreement shall be governed by and construed according to the laws of the State of New York, to the jurisdiction of which the parties hereto submit.

(d) All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

(e) All terms not defined herein are used as set forth in the Uniform Commercial Code and capitalized terms used herein without definition have the meanings set forth in the Note.

(f) In the event of any action by the Holders to enforce this Agreement or to protect the security interest of the Holders in the Collateral, or to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, the Pledgor agrees to pay immediately the costs and expenses thereof, together with reasonable attorney's fees.

(g) In the event the Holders seeks to take possession of any or all of the Collateral by judicial process, the Pledgor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

(h) The Holders' rights hereunder shall inure to the benefit of their respective successors and assigns. In the event of any assignment or transfer by either Holder of any of the Indebtedness or its security interest in the Collateral, such Holder thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but such Holder shall retain all rights and powers hereby given with respect to any of the Indebtedness or the Collateral not so assigned or transferred. All representations, warranties and agreements of the Pledgor shall be binding upon the successors and assigns of the Pledgor.

(i) The Pledgor agrees that the Collateral may be sold as provided for in this Security Agreement and expressly waives any rights of notice of sale, advertisement procedures, or related provisions granted under applicable law.

[Signature Pages Follow]

The parties executed this Agreement as of July 12, 2007.

**HOLDERS:**

ALPHA CAPITAL ANSTALT

By: ____________________
Title:

Address for Notices:

Attention:

**PLEDGOR:**

bioMETRX Technologies, Inc.,

By: ____________________
Title: CEO

Pledgor's Location:
500 North Broadway, Suite 204
Jericho, New York 11753

Pledgor's state of incorporation: Delaware

EXHIBIT A

Intellectual Property